MUNDOVAL FUND
GLOBAL VALUE INVESTING

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Call: 858-454-4837

What is the Mundoval Fund and why use it for your clients?

- Concentrated Global Equity Value portfolio
- Historically outperformed its benchmark (MSCI World Index) as of March 31, 2014*
- Managed in a tax efficient manner
- Stocks purchased with what we calculated as a margin of safety

Ticker Symbol: MUNDX

To find out more about the Fund **Click Here** to view our website and Factsheet.

** Mundoval Fund returns compared to the MSCI World Index for the periods ended March 31, 2014: the Fund returned 24.25% vs. 19.07% over 1-year, 12.49% vs. 10.22% over 3-years annualized, 19.46% vs. 18.27% over 5-years annualized, 5.14% vs. 3.66% over 7-years annualized, and 7.70% vs. 7.24% since inception on September 3, 2004.*

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1 877-59-FUNDS. The prospectus should be read carefully before investing.